UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

INC RESEARCH HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

The following letter was made available to employees of INC Research Holdings, Inc. in connection with the merger of INC Research Holdings, Inc. and Double Eagle Parent, Inc.:

Dear Colleagues:

Today is a great day for our Company. This morning we announced that INC Research will join forces with inVentiv Health, creating a leading global biopharmaceutical solutions organization. This transaction will combine two of the most innovative and respected players in the CRO and Contract Commercial Organization (“CCO”) markets to create a leading global biopharmaceutical solutions organization with a full suite of clinical and commercial solutions to address the needs of customers, patients, physicians and payers.

This move further reinforces our focus for 2017, which is all about reaccelerating growth through four pathways — Dominate what’s ours, broaden our strategic offering and leverage new value chains, aggressively pursue the “game changer,” and focus on top 50 pharma and win “the big ones.” The merger announced today enables us to achieve all of this and much more.

To provide further insights into inVentiv and our strategic objectives behind the merger:

•	inVentiv is a leading, privately held, global CRO and CCO. Its CRO capability includes multiple delivery models that span full service, functional service provider (“FSP”) and hybrid. The commercial, or CCO capabilities, include selling solutions, communications, consulting and medication adherence. This combination speaks to what our customers need today. The demand for outsourced commercialization services is growing, with specialized knowledge and expertise increasingly required for the successful launch and commercialization of products. inVentiv is well-positioned to capitalize on this trend and enhance the clinical development process with commercial capabilities. inVentiv also has access to subject matter experts such as medical science liaisons (“MSL”), nurse educators, patient advocates and strategic consultants.

•	We believe inVentiv is an ideal partner for INC Research and that this combination will expand the combined company’s global presence in important strategic geographies such as Asia/Pacific and specifically Japan, where we will be a Top 3 global CRO.

•	The decision to bring our two companies together was made after thoughtful consideration and planning, including significant review of our respective operations, in-depth face to face discussions and due diligence involving senior management. Together, we will create the second largest biopharmaceutical outsourcing provider, including one of the Top 3 CROs and the largest CCO by net revenue, focused on creating value for customers, patients, physicians, payers and employees.

•	The combined company will focus on improving customer performance and accelerating new products to market. Upon completion of the transaction the combined company will leverage commercial insights to inform the clinical trial process, designing studies to be more efficient and effective to address evolving patient and payer needs. Commercial solutions informing accelerated clinical trial design include market access, data-driven Real World Evidence (“RWE”), advocacy relations and medical affairs. The new organization’s combined clinical scale, therapeutic depth and expertise will allow it to partner with biopharmaceutical companies of all sizes to navigate an increasingly complex development and commercialization environment.

•	Our merger with inVentiv joins two strong organizations with complementary businesses and a shared dedication to making the world a better place by bringing new therapies to patients. INC Research’s strong relationships providing services to small and mid-sized customers, combined with inVentiv’s relationships with large biopharma, including all of the top 20, will create a diversified customer base with a leadership position in large, mid-sized and small biopharma. We have limited client overlap, and the companies see this merger as an opportunity to deepen client relationships and expand the combined company’s share of outsourced clinical development and commercialization spend.

This is truly a merger that will allow us to capitalize on the strengths of both companies. Following the close of the transaction, I will serve as Chief Executive Officer of the combined company and Greg Rush will serve as Chief Financial Officer. In addition, the Board of Directors of the combined company will consist of 10 directors, with five directors designated by INC Research, including me, and with five directors designated by inVentiv, and with Michael Bell, Chief Executive Officer of inVentiv, serving as Executive Chairman of the Board. The global organization will be headquartered in Raleigh, North Carolina, with a significant presence in the Northeast corridor of the United States, and operations worldwide, including in Asia and Europe.

Today’s announcement is without question a significant milestone for us; however, it is important to remember that it is just the first step toward bringing our companies together. Until the transaction closes, which we expect to occur in the second half of 2017, we will continue to operate as separate, independent companies. It remains business as usual for INC Research, and I ask that you remain focused on your day-to-day responsibilities – winning new projects and delivering existing work. In the coming weeks, we will establish with inVentiv a team comprising members from both of our companies who will develop a detailed and thoughtful integration plan and determine how best to bring our companies together. Both companies have a history of successfully integrating acquisitions, and we plan to leverage our experience to ensure a smooth transition over the coming months.

I know many of you will have questions about this announcement and what it means for you.

•	We have prepared an FAQ document [INSERT HYPERLINK] to address some of your immediate questions.

•	A special page has been established on incConnect to serve as a repository for merger communications and share new information.

•	Please plan to attend our Town Hall meeting live via video webcast tomorrow at 9:00 a.m. Eastern Time from Raleigh to discuss the merger in greater detail.

We will provide periodic updates to employees as additional details are available.

Together with inVentiv, our strong Company will become even stronger, more relevant to our customers, and able to deliver a comprehensive suite of outsourced services across the drug development and commercialization continuum. Each of you has helped make INC Research the great Company it is today through your great work. With your help, we look forward to building on INC Research’s success together to take our Company to the next level.

Alistair Macdonald

CEO

Cautionary Statement Regarding Forward-Looking Statements

This communication includes contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such forward-looking statements reflect, among other things, our current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. INC Research cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied; (iii) the ability of INC Research and inVentiv to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against INC Research, inVentiv or their respective directors, (vi) possible disruptions from the proposed transaction that could harm INC Research’s and/or inVentiv’s business, including current plans and operations, (vii) the ability of INC Research or inVentiv to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect INC Research’s or inVentiv’s financial performance, (x) certain restrictions during the pendency of the merger that may impact INC Research’s or inVentiv’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement that will be filed with the Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on INC Research’s or inVentiv’s consolidated financial condition, results of operations, credit rating or liquidity. Unless legally required, INC Research does not assume any obligation to update any such forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving INC Research and inVentiv. In connection with the proposed transaction, INC Research will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available and before making any voting decision as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by INC Research regarding INC Research, inVentiv, and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov) or at INC Research’s website (investor.incresearch.com).

Participants in the Solicitation

INC Research and its respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from INC Research’s shareholders with respect to the special meeting of shareholders that will be held to consider and vote upon the approval of the share issuance and the proposed transaction. Information regarding the officers and directors of INC Research is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2016, and INC Research’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on April 13, 2017. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of INC Research’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.